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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2009

                             OCEAN SHORE HOLDING CO.
                             -----------------------
             (Exact name of registrant as specified in its charter)

       United States                     0-51000              22-3584037
       -------------                     -------              ----------
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)         Identification No.)

                1001 Asbury Avenue, Ocean City, New Jersey 08226
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (609) 399-0012
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS.
                ------------

         On July 23, 2009, Ocean Shore Holding Co. (the "Company") announced that its Board of Directors declared a quarterly cash dividend of $0.05 per share. The dividend will be paid on or about September 4, 2009 to stockholders of record as of the close of business on August 7, 2009. A copy of the press release dated July 23, 2009 is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

        (d)     Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release Dated July 23, 2009


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: July 23, 2009                   By: /s/ Steven E. Brady
                                          --------------------------------------
                                          Steven E. Brady
                                          President and Chief Executive Officer